UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 16, 2014

WPCS INTERNATIONAL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 Railroad Avenue, Suisun City, California 94585

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (707) 421-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 8.01.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information disclosed in Item 8.01 is incorporated herein by reference.

The Certificate of Correction will obviate the need to continue to seek stockholder approval to increase the number of authorized shares of Common Stock. Accordingly, the Company will cancel the special meeting of the Company’s stockholders that was adjourned on December 12, 2014 until January 8, 2015.

Item 8.01 Other Events.

WPCS International Incorporated (the “Company”) has determined that an error was made in a prior reduction of its authorized shares that was accomplished by the filing of a Certificate of Amendment to the Certificate of Incorporation of the Company filed on May 16, 2013 (the “Certificate of Amendment”). The Certificate of Amendment had effectuated a one-for-seven reverse split (the “Reverse Split”) of the Company’s issued and outstanding shares of common stock, par value $0.0001 per share (“Common Stock”), as of May 28, 2013, and at the same time, erroneously reduced the number of authorized shares of Common Stock by the same ratio, from 100,000,000 to 14,285,715. The Company has determined that it did not have the authority to decrease the number of authorized shares pursuant to the Certificate of Amendment because it lacked stockholder approval.

The Company’s stockholders had previously approved the Reverse Split as well as an increase in the number of authorized shares of Common Stock to 100,000,000 at the Company’s annual meeting of stockholders on February 28, 2013 (the “Annual Meeting”). Following the Annual Meeting, on March 4, 2013, the Company filed a Certificate of Amendment to its Certificate of Incorporation increasing the number of authorized shares of Common Stock to 100,000,000. The amendment became effective on filing. Subsequently, on May 16, 2013, the Company filed the Certificate of Amendment, which purported to reduce the authorized shares of Common Stock effective May 28, 2013.

The Company has determined, with the advice of counsel, to file a Certificate of Correction to the Certificate of Amendment in order that the Company’s Certificate of Incorporation accurately reflects that the total number of authorized shares of Common Stock is 100,000,000 (the “Certificate of Correction”). The Certificate of Correction will be filed with the Secretary of State of the State of Delaware on December 19, 2014, and a copy of the Certificate of Correction will be filed promptly thereafter as an exhibit to a Current Report on Form 8-K.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 16, 2014	By:	/s/ Sebastian Giordano
	Name:	Sebastian Giordano
	Title:	Interim Chief Executive Officer